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                                 EXHIBIT 10.2

                               CREDIT AGREEMENT

                        LIST OF SCHEDULES AND EXHIBITS


SCHEDULES

Schedule 2.01 -      Lenders and Commitments
Schedule 3.06 -      Disclosed Matters
Schedule 3.12 -      Subsidiaries
Schedule 3.14 -      Employee Matters
Schedule 5.01(e) -   Collateral Documents
Schedule 7.01 -      Existing Indebtedness
Schedule 7.02 -      Existing Liens
Schedule 7.04 -      Loans and Advances to Officers and Employees
Schedule 7.08 -      Existing Restrictions

EXHIBITS

Exhibit A     -     Form of Assignment and Acceptance
Exhibit B     -     Form of Security Agreement
Exhibit C     -     Form of Subsidiary Guaranty
Exhibit D     -     Form of Borrowing Request
Exhibit E     -     Form of Interest Election Request
Exhibit F-1   -     Form of Opinion of Borrower's Counsel
Exhibit F-2   -     Form of Opinion of Counsel to Foreign Subsidiaries
Exhibit F-3   -     Form of Opinion of Local Counsel to Lenders
Exhibit G     -     Compliance Certificate
Exhibit H     -     Borrower's Corporate Investment Policy

Carreker Corporation agrees to furnish supplementally to the Commission upon request a copy of any omitted schedule or other attachment.